EXHIBIT 10.6


                    CONVERTIBLE DEBENTURE PURCHASE AGREEMENT

                                    BETWEEN

                                  OS MXM, INC.
                                      AND
                           THE PURCHASER(S) LISTED ON
                                SCHEDULE 1 HERETO
                                OCTOBER 9, 2003

TABLE  OF  CONTENTS
-------------------
ARTICLE I    CERTAIN DEFINITIONS                                         1
-----------  ----------------------------------------------------------
    1.1  Certain Definitions                                             1
    ----  -------------------------------------------------------------
ARTICLE II   PURCHASE AND SALE OF CONVERTIBLE DEBENTURES                 5
-----------  ----------------------------------------------------------
    2.2  Purchase and Sale; Purchase Price                               5
    ----  -------------------------------------------------------------
    2.2  Execution and Delivery of Documents; the Closing                6
    ----  -------------------------------------------------------------
    2.3  The Post-Closing                                                7
    ----  -------------------------------------------------------------
ARTICLE III  REPRESENTATIONS AND WARRANTIES                              9
-----------  ----------------------------------------------------------
    3.1  Representations, Warranties and Agreements of the Company       9
    ----  -------------------------------------------------------------
    3.2  Representations and Warranties of the Purchaser                12
    ----  -------------------------------------------------------------
ARTICLE IV   OTHER AGREEMENTS OF THE PARTIES                13
-----------  ----------------------------------------------------------
    4.1  Manner of Offering                                             13
    ----  -------------------------------------------------------------
    4.2  Furnishing of Information                                      14
    ----  -------------------------------------------------------------
    4.3  Notice of Certain Events                                       14
    ----  -------------------------------------------------------------
    4.4  Copies and Use of Disclosure Documents and Non-Public Filings  14
    ----  -------------------------------------------------------------
    4.5  Modification to Disclosure Documents                           14
    ----  -------------------------------------------------------------
    4.6  Blue Sky Laws                                                  15
    ----  -------------------------------------------------------------
    4.7  Integration                                                    15
    ----  -------------------------------------------------------------
    4.8  Furnishing of Rule 144(c) Materials                            15
    ----  -------------------------------------------------------------
    4.9  Solicitation Materials                                         15
    ----  -------------------------------------------------------------
    4.10  Subsequent Financial Statements                               15
    ----  -------------------------------------------------------------
    4.11  Prohibition on Certain Actions                                15
    ----  -------------------------------------------------------------
    4.12  Listing of Common Stock                                       16
    ----  -------------------------------------------------------------
    4.13  Escrow                                                        16
    ----  -------------------------------------------------------------
    4.15  Attorney-in-Fact                                              16
    ----  -------------------------------------------------------------
    4.16  Indemnification                                               17
    ----  -------------------------------------------------------------
    4.17  Exclusivity                                                   19
    ----  -------------------------------------------------------------
    4.18  Purchaser's Ownership of Common Stock                         19
    ----  -------------------------------------------------------------
    4.19  Purchaser's Rights if Trading in Common Stock is Suspended    19
    ----  -------------------------------------------------------------
    4.20  No Violation of Applicable Law                                20
    ----  -------------------------------------------------------------
    4.21  Redemption Restrictions                                       20
    ----  -------------------------------------------------------------
    4.22  No Other Registration Rights                                  21
    ----  -------------------------------------------------------------
    4.23  Merger or Consolidation                                       21
    ----  -------------------------------------------------------------
    4.24  Registration of Escrow Shares                                 21
    ----  -------------------------------------------------------------
    4.25  Liquidated Damages                                            23
    ----  -------------------------------------------------------------
    4.26  Short Sales                                                   23
    ----  -------------------------------------------------------------
    4.27  Fees                                                          24
    ----  -------------------------------------------------------------
    4.28  Additional Fees                                               24
    ----  -------------------------------------------------------------
    4.29  Changes to Federal and State Securities Laws                  24
    ----  -------------------------------------------------------------
    4.30  Merger Agreement                                              25
    ----  -------------------------------------------------------------
ARTICLE V    TERMINATION                                                26
-----------  ----------------------------------------------------------
    5.1  Termination by the Company or the Purchaser                    26
    ----  -------------------------------------------------------------
    5.2.  Remedies                                                      27
    ----  -------------------------------------------------------------

TABLE  OF  CONTENTS
-------------------
ARTICLE VI   LEGAL FEES AND DEFAULT INTEREST RATE                       27
-----------  ----------------------------------------------------------
ARTICLE VII  MISCELLANEOUS                                              27
-----------  ----------------------------------------------------------
    7.1  Fees and Expenses                                              27
    ----  -------------------------------------------------------------
    7.2  Entire Agreement; Amendments                                   28
    ----  -------------------------------------------------------------
    7.3  Notices                                                        28
    ----  -------------------------------------------------------------
    7.4  Amendments; Waivers                                            29
    ----  -------------------------------------------------------------
    7.5  Headings                                                       29
    ----  -------------------------------------------------------------
    7.6  Successors and Assigns                                         29
    ----  -------------------------------------------------------------
    7.7  No Third Party Beneficiaries                                   30
    ----  -------------------------------------------------------------
    7.8  Governing Law; Venue; Service of Process                       30
    ----  -------------------------------------------------------------
    7.9  Survival                                                       30
    ----  -------------------------------------------------------------
    7.10  Counterpart Signatures                                        30
    ----  -------------------------------------------------------------
    7.11  Publicity                                                     30
    ----  -------------------------------------------------------------
    7.12  Severability                                                  30
    ----  -------------------------------------------------------------
    7.13  Limitation of Remedies                                        30
    ----  -------------------------------------------------------------
    7.14  Omnibus Provision                                             31
    ----  -------------------------------------------------------------



LIST  OF  SCHEDULES:

Schedule 1 . . . .  Purchaser(s)
Schedule 3.1(a). .  Subsidiaries
Schedule 3.1(c). .  Capitalization and Registration Rights
Schedule 3.1(d). .  Equity and Equity Equivalent Securities
Schedule 3.1(e). .  Conflicts
Schedule 3.1(f). .  Consents and Approvals
Schedule 3.1(g). .  Litigation
Schedule 3.1(h). .  Defaults and Violations
Schedule 5.1 . . .  Form 8-K Disclosure Obligations

LIST OF EXHIBITS:

Exhibit A-1. . . .  First Convertible Debenture A
Exhibit A-2. . . .  First Convertible Debenture B
Exhibit B. . . . .  Second Convertible Debenture
Exhibit C. . . . .  Merger Agreement
Exhibit D. . . . .  Certificate of Merger
Exhibit E. . . . .  Conversion Procedures
Exhibit F. . . . .  Escrow Agreement
Exhibit G. . . . .  Power of Attorney
Exhibit H. . . . .  Legal Opinion
Exhibit I. . . . .  Rule 504 Legal Opinion
Exhibit J. . . . .  Officer's Certificate
Exhibit K. . . . .  Note



Exhibit L. . . . .  Company Certificate
Exhibit M. . . . .  Company Certificate

     THIS  CONVERTIBLE  DEBENTURE  PURCHASE  AGREEMENT ("Agreement") is made and
                                                         ---------
entered into as of October 9, 2003, between OS MXM, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company"),
                                                                      -------
and  the  purchaser(s)  listed  on  SCHEDULE  1  hereto  (the  "Purchaser").
                                                                ---------

     WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Purchaser and the Purchaser desires to acquire from the Company (i) the Company's $998,750, 1% Convertible Debentures, due October 9, 2008 in the aggregate amount of Nine Hundred Ninety Eight Thousand Seven Hundred Fifty Dollars ($998,750), at the aggregate price of Nine Hundred Ninety Eight Thousand Seven Hundred Fifty Dollars ($998,750) in the forms of EXHIBIT A-1 ("First Debenture A") and EXHIBIT A-2 ("First Debenture
           ------------    -----------------       -----------   ---------------
B"), annexed hereto and made a part hereof (the "First Debentures") and (ii) the
                                                 ----------------
Company's $1,250, 1% Convertible Debenture, due October 9, 2008, at the price of One Thousand Two Hundred Fifty Dollars ($1,250) in the form of EXHIBIT B annexed
                                                               ---------
hereto  and made a part hereof (the "Second Debenture"; together, with the First
                                     ----------------
Debentures,  the  "Debentures").
                   ----------

     IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and each Purchaser agree as follows:
                                    ARTICLE I

                               CERTAIN DEFINITIONS

     1.1     Certain  Definitions.  As  used  in  this Agreement, and unless the
             --------------------
context requires a different meaning, the following terms have the meanings indicated:

"Advisory  Fee"  shall  have  the  meaning  set  forth  in  Section 4.27 hereof.
 -------------                                              ------------

     "Affiliate" means, with respect to any Person, any Person that, directly or
      ---------
indirectly, controls, is controlled by or is under common control with such Person. For the purposes of this definition, "control" (including, with
                                                    ---------
correlative meanings, the terms "controlled by" and "under common control with")
                                 -------------       -------------------------
shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

     "Agreement"  shall have the meaning set forth in the introductory paragraph
      ---------
of  this  Agreement.

     "Attorney-in-Fact"  shall  have the meaning set forth in Section 2.2(a)(iv)
      ----------------                                        ------------------
hereof.

     "Business  Day"  means  any  day  except Saturday, Sunday and any day which
      -------------
shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government actions to close.

     "Closing"  shall  have  the  meaning  set  forth  in  Section  2.2(a).
      -------                                              ---------------

     "Closing  Date"  shall  have  the  meaning  set  forth  in  Section 2.2(a).
      -------------                                              --------------

     "Commission"  means  the  Securities  and  Exchange  Commission.
      ----------

     "Common  Stock"  means  shares  now or hereafter authorized of the class of
      -------------
common stock, [par value $.001], of the Company and stock of any other class into which such shares may hereafter have been reclassified or changed.

     "Company"  shall  have the meaning set forth in the introductory paragraph.
      -------

     "Control  Person"  shall  have  the meaning set forth in Section 4.16(a)(i)
      ---------------                                         ------------------
hereof.

     "Conversion  Date"  shall  have  the  meaning  set forth in the Debentures.
      ----------------

     "Debenture Notice" shall have the meaning set forth in Section 4.18 hereof.
      ----------------                                      ------------

     "Debentures"  shall  have  the  meaning  set  forth  in  the  recital.
      ----------

     "Default"  means  any  event  or  condition  which  constitutes an Event of
      -------
Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

     "Disclosure  Documents"  means  (a)  all  documents  and  written materials
      ---------------------
provided to the Purchaser and/or its representatives in connection with the Company and this offering, including, but not limited to, the Company's unaudited balance sheet as at October 9, 2003 and profit and loss statement for the period from inception to October 9, 2003 and (b) the Schedules required to be furnished to the Purchaser by or on behalf of the Company pursuant to Section
                                                                         -------
3.1  hereof.
---

     "Effective  Date"  shall  mean the date on which certificate of merger (the
      ---------------
"Certificate of Merger") annexed as EXHIBIT D hereto is filed with the Secretary
  --------------------              ---------
of State of the State of Delaware to effect the merger of PIP Acquisition II, Inc. ("Acquistion"), a Delaware corporation and a wholly owned subsidiary of Heritage Worldwide, Inc. ("HWWI"), a Delaware corporation, with and into the Company (the "Merger") pursuant to the Merger Agreement annexed as EXHIBIT C
                ------                                                 ---------
hereto.

     "Escrow Agent" means Gottbetter & Partners, 488 Madison Avenue, 12th Floor,
      ------------
New  York,  NY  10022,  Tel:  212-400-6900;  Fax:  212-400-6901.

     "Escrow Agreement" shall have the meaning set forth in Section 4.13 hereof.
      ----------------                                      ------------

     "Escrow  Shares"  means  the  certificates  representing  Ten  Million
      --------------
(10,000,000)  shares of duly issued Common Stock, without restriction and freely
      -----
tradable pursuant to Rule 504 of Regulation D of the Securities Act, in the share denominations specified by the Purchaser, registered in the name of the Purchaser and/or its assigns to be held in escrow pursuant to this Agreement and the Escrow Agreement.

     "Event  of  Default"  shall  have  the  meaning  set  forth in Section 5.1.
      ------------------                                            -----------

     "Exchange  Act"  means  the  Securities  Exchange  Act of 1934, as amended.
      -------------

     "Execution  Date"  means  the  date  of this Agreement first written above.
      ---------------

     "First  Debentures"  shall  have  the  meaning  set  forth in the recitals.
      -----------------

     "Full  Conversion  Shares"  shall  have  the  meaning  set forth in Section
      ------------------------                                           -------
4.14(b)  hereof.
      -

     "G&P"  means  Gottbetter  &  Partners,  LLP.
      ---

     "Indemnified  Party"  shall  have  the meaning set forth in Section 4.16(b)
      ------------------                                         ---------------
hereof.

     "Indemnifying  Party"  shall  have the meaning set forth in Section 4.16(b)
      -------------------                                        ---------------
hereof.

"Initial  Fixed  Conversion  Price"  shall have the meaning set forth in Section
 ---------------------------------                                       -------
4.28(i)
 ------
hereof.

     "Limitation on Conversion" shall have the meaning set forth in Section 4.18
      ------------------------                                      ------------
hereof.

     "Losses"  shall  have  the  meaning  set  forth  in Section 4.16(a) hereof.
      ------                                             ---------------

     "Lump Sum Payment" shall have the meaning set forth in Section 4.31 hereof.
      ----------------                                      ------------

     "Material" shall mean having a financial consequence in excess of $100,000.
      --------

     "Material  Adverse  Effect"  shall  have  the  meaning set forth in Section
      -------------------------                                          -------
3.1(e).
     -

     "Merger  Agreement"  means the Merger Agreement among HWWI, Acquisition and
      -----------------
the  Company,  annexed  as  EXHIBIT  C  hereto.
                            ----------

     "NASD"  means  the  National  Association  of  Securities  Dealers,  Inc.
      ----

     "Nasdaq"  shall  mean  the  Nasdaq  Stock  Market,  Inc.(R)
      ------

     "Non-Public  Filings"  shall  have  the  meaning  set  forth in Section 4.2
      -------------------                                            -----------
hereof.

     "Note"  shall  have  the  meaning  set  forth in Section 2.1(b)(ii) hereof.
      ----                                            ------------------

     "Notice  of  Conversion" shall have the meaning set forth in paragraph 1 of
      ----------------------
EXHIBIT  E  annexed  hereto.
 ---------

     "Original  Issuance  Date,"  shall  have  the  meaning  set  forth  in  the
      ------------------------
Debentures.
      ---

     "OTCBB"  shall  mean the NASD over-the counter Bulletin Board(R) or similar
      -----
organization  or  agency  succeeding  to  its  functions.

     "Per  Share  Market Value" of the Common Stock means on any particular date
      ------------------------
(a) the last sale price of shares of Common Stock on such date or, if no such sale takes place on such date, the last sale price on the most recent prior date, in each case as officially reported on the principal national securities exchange on which the Common Stock is then listed or admitted to trading, or (b) if the Common Stock is not then listed or admitted to trading on any national securities exchange, the closing bid price per share as reported by Nasdaq, or
(c) if the Common Stock is not then listed or admitted to trading on the Nasdaq, the closing bid price per share of the Common Stock on such date as reported on the OTCBB or if there is no such price on such date, then the last bid price on the date nearest preceding such date, or (d) if the Common Stock is not quoted on the OTCBB, the closing bid price for a share of Common Stock on such date in the over-the-counter market as reported by the Pinksheets LLC (or similar organization or agency succeeding to its functions of reporting prices) or if there is no such price on such date, then the last bid price on the date nearest preceding such date, or (e) if the Common Stock is not publicly traded, the fair market value of a share of the Common Stock as determined by an Appraiser (as defined in and pursuant to the procedures set forth in Section 4(c)(iv) of the Debentures) selected in good faith by the holders of a majority of the
Debentures;  provided,  however,  that  the  Company,  after  receipt  of  the
             --------   -------
determination by such Appraiser, shall have the right to select an additional Appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such Appraiser.

     "Person"  means  an  individual  or  a  corporation,  partnership,  trust,
      ------
incorporated  or  unincorporated  association,  joint venture, limited liability
      --
company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

     "Post-Closing"  shall  have  the  meaning  set  forth  in  Section  2.3(a).
      ------------                                              ---------------

     "Post-Closing  Date"  shall  have  the meaning set forth in Section 2.3(a).
      ------------------                                         --------------

     "Power  of  Attorney"  means the power of attorney in the form of EXHIBIT G
      -------------------                                              ---------
annexed  hereto.

     "Proceeding"  means  an  action,  claim,  suit, investigation or proceeding
      ----------
(including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

     "Purchase  Price"  shall  have  the  meaning  set  forth in Section 2.1(a).
      ---------------                                            --------------

     "Purchaser" shall have the meaning set forth in the introductory paragraph.
      ---------

     "Registrable  Securities" means the Underlying Shares and the Escrow Shares
      -----------------------
entitled  to  registration  pursuant  to  Section  4.24  and  Section  4.29.
                                          -------------       -------------

     "Reporting  Issuer"  means  a  company  that  is  subject  to the reporting
      -----------------
requirements  of  Section  13  or  15(d)  of  the  Exchange  Act.
      -

     "Required  Approvals"  shall  have the meaning set forth in Section 3.1(f).
      -------------------                                        --------------

"Restriction  Period"  shall  have  the  meaning  set  forth in Section 4.17(a).
 -------------------                                            ---------------

     "Second  Debenture"  shall  have  the  meaning  set  forth  in the recital.
      -----------------

     "Securities"  means  the  Debentures,  the Underlying Shares and the Escrow
      ----------
Shares.

     "SEC"  means  the  Securities  and  Exchange  Commission.
      ---

     "Securities  Act"  means  the  Securities  Act  of  1933,  as  amended.
      ---------------

     "Short  Sale"  shall  have  the  meaning  set forth in Section 4.26 hereof.
      -----------                                           ------------

     "Successors-in-Interest"  shall  have the meaning set forth in Section 4.31
      ----------------------                                        ------------
hereof.

     "Trading  Day"  means  (a) a day on which the Common Stock is quoted on the
      ------------
Nasdaq, the OTCBB or the principal stock exchange on which the Common Stock has been listed, or (b) if the Common Stock is not quoted on the Nasdaq, the OTCBB or any stock exchange, a day on which the Common Stock is quoted in the over-the-counter market, as reported by the Pinksheets LLC (or any similar organization or agency succeeding its functions of reporting prices).

     "Transaction Documents" means this Agreement and all exhibits and schedules
      ---------------------
hereto  and  all  other  agreements  executed  pursuant  to  this  Agreement.

     "Underlying  Shares"  means the shares of duly issued Common Stock, without
      ------------------
restriction and freely tradable pursuant to Rule 504 of Regulation D of the Securities Act, into which the First Debentures and Second Debenture are convertible in accordance with the terms hereof, the First Debentures and the Second Debenture.

                                   ARTICLE II

                   PURCHASE AND SALE OF CONVERTIBLE DEBENTURES

     2.1     Purchase  and  Sale;  Purchase  Price.
             -------------------------------------

     (a) Subject to the terms and conditions set forth herein, the Company shall issue and sell and the Purchaser shall purchase an aggregate principal amount of One Million ($1,000,000) (the "Purchase Price") of the Debentures, of
                                          --------------
which Nine Hundred Ninety Eight Thousand Seven Hundred Fifty Dollars ($998,750) shall be attributable to the First Debentures and One Thousand Two Hundred Fifty

Dollars ($1,250) shall be attributable to the Second Debenture. The Debentures shall have the respective rights, preferences and privileges as set forth in the respective Debentures annexed as EXHIBIT A-1, EXHIBIT A-2 and EXHIBIT B hereto.
                                  -----------  -----------     ---------
     (b)     The  Purchase  Price  shall  be  paid  and attributable as follows:

               (i) for the First Debenture A substantially in the form of EXHIBIT A-1 annexed hereto cash in the amount of Four Hundred
-----------
Ninety  Eight  Thousand  Seven  Hundred  Fifty  Dollars  ($498,750);

               (ii) for the First Debenture B, one promissory note of the Purchaser in the aggregate amount of Five Hundred Thousand Dollars ($500,000) annexed hereto as EXHIBIT K (the "Note"), to be paid in accordance with the
                    ---------
terms of  the  Note;  and

               (iii)  for  the  Second  Debenture  substantially  in the form of
EXHIBIT  B,  cash in  the  amount  of  One  Thousand  Two Hundred Fifty Dollars
----------
($1,250).

     2.2     Execution  and  Delivery  of  Documents;  The  Closing.
             ------------------------------------------------------

     (a) The Closing of the purchase and sale of the Debentures (the "Closing") shall take place simultaneously with the execution and delivery of this Agreement (the "Closing Date"). On the Closing Date,
                        -------------

               (i) the parties shall execute and deliver the Escrow Agreement to the Escrow Agent;

               (ii) the Company shall deliver to the Purchaser the (A) the Disclosure Documents, (B) a duly executed copy of the Merger Agreement and (B) the legal opinions of counsel to the Company substantially in the form of EXHIBIT H and EXHIBIT I annexed hereto, addressed to the Purchaser and dated
---------       ----------
the date hereof;

               (iii) the Company shall deliver to the Escrow Agent (A) original and duly executed Debentures (First Debenture A, First Debenture B and the Second Debenture) registered in the name of the Purchaser and/or its assigns in the amount set forth in SCHEDULE 1, (B) an original and duly executed Power of Attorney and (C) certificates representing the original Escrow Shares;

               (iv) the Company shall execute and deliver to the Purchaser a certificate of its Chief Executive Officer, in the form of EXHIBIT J annexed
                                                               ---------
hereto, certifying that attached thereto is a copy of resolutions duly adopted by the Board of Directors of the Company authorizing the Company to execute and deliver the Transaction Documents and to enter into the transactions contemplated thereby and the appoint-ment, pursuant to Section 4.14 hereof, of
                                                         ------------
the  attorney-in-fact  pursuant  to  the  Power of Attorney annexed as EXHIBIT F
                                                                       ---------
hereto  (the  "Attorney-in-Fact");  and
               ----------------

               (v) the Purchaser shall deliver to the Escrow Agent the Purchase Price by (A) wire transfer of immediately available funds in the amount of Five Hundred Thousand ($500,000) pursuant to written wire transfer instructions delivered by the Escrow Agent to the Purchaser at least three (3) Business Days prior to the Closing and (B) delivery of the original executed Note.

     (b)     If  this  Agreement  is  terminated pursuant to Section 5.1 hereof,
                                                             -----------
then, within two (2) Business Days from the date of termination, either the Company or the Purchaser shall notify the Escrow Agent of same, and

               (i) the Escrow Agent shall, within two (2) Business Days of its receipt of such notice,

                    (A)  return  the  Purchase  Price  to  the  Purchaser;

                    (B)  return  the  Note  to  the  Purchaser;

                    (C)  return  the  Debentures  to  the  Company;  and

                    (D)  return  the  Escrow  Shares  to  the  Company.

     2.3     The  Post-Closing.
             -----------------

     (a) The post-closing of the purchase and sale of the Debentures (the "Post-Closing") shall take place immediately after the Effective Date (the
  -----------
"Post-Closing  Date")  at  the  offices  of  Gottbetter  & Partners, 488 Madison
  -----------------
Avenue, New York, NY 10022; provided, however, that all of the transactions contemplated by the Merger Agreement annexed as EXHIBIT C hereto shall have been
                                                ---------
consummated in accordance with the terms of the Merger Agreement prior to the Post-Closing; and further, provided, that the Post-Closing may not occur later
                    -------  --------
than ten (10) days after the Closing Date (except if such 10th day is not a Business Day, then the next Business Day), unless the Purchaser agrees in writing in advance to an extension, which writing shall set forth the new Post-Closing Date. The Merger Agreement shall be executed immediately after the Closing.

     (b)     At  the  Post-Closing,

               (i) the Escrow Agent shall deliver to the Purchaser and/or its assigns an original and duly issued First Debenture A and Second Debenture, each registered in the name of the Purchaser and in denominations specified by the Purchaser in the amounts set forth in SCHEDULE 1 hereto or with written notice to the Escrow Agent prior to the Post-Closing ;

               (ii)  the  Company  shall deliver to the Purchaser the following:

                    (A) certified copies of the Certificate of Merger as filed with the Secretary of State of the State of Delaware;

                    (B)  a  certificate in the form of EXHIBIT L annexed hereto,
                                                       ---------
dated the Post-Closing Date and signed by the Secretary of the Company, certify-ing (1) that attached thereto are true, correct and complete copies of
(a)  the Company's Certificate of Incorporation, as amended to the date thereof,
(b) the Company's by-laws, as amended to the date thereof, and (c) a certificate of good standing from the Secretary of State of Delaware and (2) the incumbency of the officer executing this Agreement;

                    (C) a certificate of the Company's Chief Executive Officer, dated the Post-Closing Date, in the form of EXHIBIT M
                                                                  ---------
annexed hereto, certifying that the representations and warranties of the Company contained in Article III hereof are true and correct in all material respects on the Post-Closing Date (except for representations and warranties that speak of a specific date, which representations and warrants shall be true, correct and complete in all material respects as of such date); and

                    (D) all other documents, instruments and writings required to have been delivered by the Company at or prior to the Post-Closing pursuant to this Agreement.

     (c)     Upon  receipt by the Purchaser of those items set forth in Sections
                                                                        --------

2.3(b)(i)  through  (ii)  above,  the  Escrow Agent shall as soon as practicable
------------------------
deliver  the  following  to  or  on  behalf  of  HWWI,  as  applicable:

               (i) the Purchase Price, (A) attributable to First Debenture A and the Second Debenture, by wire transfer of immediately available funds in the amount of Five Hundred Thousand Dollars ($500,000), less the Advisory Fee and all other fees and expenses due under the Transaction Documents, to HWWI pursuant to written wire transfer instructions delivered by HWWI to the Escrow Agent at least three (3) Business Days prior to the Post-Closing Date, (B) attributable to First Debenture B by delivery of the original executed Note to the promisee of the Note, and (C) the Advisory Fee to GEM Advisors, Inc.; and
(ii) all documents, instruments, and writings required to have been delivered or necessary at or prior to the Post-Closing by the Purchaser pursuant to this Agreement.

     (d) The Escrow Agent shall retain and hold the Escrow Shares and the First Debenture B, both of which shall be held in accordance with the terms of this Agreement, the Note and the Escrow Agreement.

     2.4     First  Debenture  B.    Subject  to  Section 4.28, the Escrow Agent
             -------------------
will hold the First Debenture in escrow until either (i) the obligations under the Note by its terms becomes due and payable and subsequently paid in full by the Purchaser, whereupon the Escrow Agent will deliver the First Debenture B to the Purchaser or (ii) the obligations under the Note expire under its terms, whereupon the First Debenture B will be delivered to the Company for cancellation.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     3.1     Representations,  Warranties  and  Agreements  of the Company.  The
             -------------------------------------------------------------
Company hereby makes the following representations and warranties to the Purchaser, all of which shall survive the Post-Closing;

     (a)     Organization and Qualification.  The Company is a corporation, duly
             ------------------------------
incorporated, validly existing and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has no subsidiaries. The Company is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have a material adverse effect on the results of operations, assets, prospects, or financial condition of the Company, taken as a whole (a "Material Adverse
                                                                ----------------
Effect").

     (b)     Authorization,  Enforcement.  The  Company  has  the requisite
             ---------------------------
corporate power and authority to enter into and to consummate the transactions contemplated hereby and by each other Transaction Document and to otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents to which it is a party by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company. Each of this Agreement and each of the other Transaction Documents to which it is a party has been or will be duly executed by the Company and when delivered in accordance with the terms hereof or thereof will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

     (c)     Capitalization.  The  authorized,  issued  and  outstanding capital
             --------------
stock of the Company is set forth on SCHEDULE 3.1(C). No Debentures have been issued as of the date hereof. No shares of Common Stock are entitled to preemptive or similar rights, nor is any holder of the Common Stock entitled to preemptive or similar rights arising out of any agreement or understanding with the Company by virtue of this Agreement. Except as described in this Agreement, or disclosed in SCHEDULE 3.1(C), there are no outstanding options, voting agreements or merger agreements, arrangements, warrants, script, rights to subscribe to, registration rights, calls or commitments of any character whatsoever relating to, or, except as a result of the purchase and sale of the Debentures hereunder, securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire, any shares of Common Stock or other securities, or contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of Common Stock or other securities, or securities or rights convertible or exchangeable into shares of Common Stock or other securities. The Company is not in violation of any of the provisions of its Certificate of Incorporation, bylaws or other charter documents.

     (d)     Issuance  of Securities.  The Debentures and the Escrow Shares have
             -----------------------
been duly and validly authorized for issuance, offer and sale pursuant to this Agreement and, when issued and delivered as provided hereunder or in the Debentures against payment in accordance with the terms hereof, shall be valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms. The Company has and at all times while the Debentures are outstanding will continue to maintain an adequate reserve of shares of Common Stock to enable it to perform its obligations under this Agreement and the Debentures except as otherwise permitted in this Agreement or the Debentures. When issued in accordance with the terms hereof and the Debentures, the Securities will be duly authorized, validly issued, fully paid and non-assessable. Except as set forth in SCHEDULE 3.1(D) or SCHEDULE 3.1(C) hereto, there is no equity, equity equivalent security, debt or equity lines of credit outstanding that is substantially similar to the Debentures, including any security having a floating conversion substantially similar to the Debentures; provided, however, that, except, as otherwise provided herein,
             --------   -------
nothing  contained  in this Section 3.1(d) shall be deemed to permit the Company
                            --------------
to  issue  any  convertible  security  or  instrument  or equity line of credit.

     (e)     No  Conflicts.  The  execution,  delivery  and  performance of this
             -------------
Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of its Certificate of Incorporation or bylaws (each as amended through the date hereof) or (ii) be subject to obtaining any of the consents referred to in Section
                                                                         -------
3.1(f), conflict with, or constitute a default (or an event which with notice or
------
lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including, but not limited to, those of other countries and the federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected, except in the case of clause (ii), such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Company is not being conducted in violation in any material respect of any law, ordinance or regulation of any governmental authority.

     (f)     Consents  and  Approvals.  Other  than the approval of its board of
             ------------------------
directors and stockholders, which have been obtained, and Except as specifically set forth in SCHEDULE 3.1(F), the Company is not required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Agreement and each of the other Transaction Documents, except for the filing of the Certificate of Merger with the Secretary of State of the State of Delaware to effect the Merger pursuant to the Merger Agreement, which shall be filed no later than ten (10) days from the Closing Date (together with the consents, waivers, authorizations, orders, notices and filings referred to in
SCHEDULE  3.1(F),  the  "Required  Approvals").
                         -------------------

     (g)     Litigation;  Proceedings.  Except  as  specifically  disclosed  in
             ------------------------
SCHEDULE 3.1(G), there is no action, suit, notice of violation, proceeding or investigation pending or, to the best knowledge of the Company, threatened against the Company or any of its properties before or by any court, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) which (i) relates to or challenges the legality, validity or enforceability of any of the Transaction Documents, the Debentures and the Underlying Shares (ii) could, individually or in the aggregate, have a Material Adverse Effect or (iii) could, individually or in the aggregate, materially impair the ability of the Company to perform fully on a timely basis its obligations under the Transaction Documents.

     (h)     No  Default  or  Violation.  Except as set forth in SCHEDULE 3.1(H)
             --------------------------
hereto, the Company (i) is not in default under or in vio-lation of any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, except such defaults or violations as do not have a Material Adverse Effect, (ii) is not in violation of any order of any court, arbitrator or governmental body, except for such violations as do not have a Material Adverse Effect, or (iii) is not in violation of any statute, rule or regulation of any governmental authority which could (individually or in the aggregate) (x) adversely affect the legality, validity or enforceability of this Agreement, (y) have a Material Adverse Effect or (z) adversely impair the Company's ability or obligation to perform fully on a timely basis its obligations under this Agreement.

     (i)     Certain Fees.  No fees or commission will be payable by the Company
             ------------
to any investment banker, broker, placement agent or bank with respect to the consummation of the transactions contemplated hereby except as provided in
Section  4.27  hereof.
     --------

     (j)     Disclosure  Documents.  The  Disclosure  Documents taken as a whole
             ---------------------
are accurate in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

     (k)     Manner  of  Offering.  Assuming the Purchaser's representations and
             --------------------
warranties contained in Section 3.2 are true and correct (a) the Securities are being offered and sold to the Purchaser without registration under the Securities Act in a private placement that is exempt from registration pursuant to Rule 504 of Regulation D of the Securities Act and without registration under the Colorado Securities Act of the Colorado Revised Statues (the "Colorado Act")
                                                                  ------------
in reliance upon the exemption provided by Section 11-51-308 of the Colorado Act and regulation 51-3.13B promulgated thereunder; and (b) accordingly, the Securities are being issued without restriction and may be freely traded pursuant to Rule 504 of Regulation D of the Securities Act.

     (l)     Non-Registered Offering.  Neither the Company nor any Person acting
             -----------------------
on its behalf has taken or will take any action (including, without limitation, any offering of any securities of the Company under circumstances which would require the integration of such offering with the offering of the Securities under the Securities Act) which might subject the offering, issuance or sale of the Securities to the registration requirements of Section 5 of the Securities Act.

     (m)     Not a Reporting Company; Eligibility to use Exemption under 504(b).
             ------------------------------------------------------------------
The  Company  is  not  subject  to  the  reporting requirements of Section 13 or
Section 15(d) of the Exchange Act. The Company has not sold any securities under Rule 504(b) in the last twelve months. The Company is eligible to issue securities exempt from registration pursuant to Rule 504 of Regulation D promulgated under the Securities Act. The Company is a development stage company that has a specific business plan that is other than to engage in a merger or acquisition with an unidentified company or companies.

     (n)     No  Undisclosed  Liabilities.  Except  for  the  transactions
             ----------------------------
contemplated in this Agreement and the Merger Agreement, there are no material liabilities of OS, whether absolute, accrued, contingent or otherwise. The Purchaser acknowledges and agrees that the Company makes no representation or warranty with respect to itself or the transactions contemplated hereby other than those specifically set forth in Section 3.1 hereof.
                                           ------------

     3.2     Representations  and  Warranties  of  the Purchaser.  The Purchaser
             ---------------------------------------------------
hereby  represents  and  warrants  to  the  Company  as  follows:

     (a)     Organization;  Authority.  The  Purchaser  is  a  limited liability
             ------------------------
company, duly organized, validly existing and in good standing under the laws of Colorado with the requisite power and authority to enter into and to consummate the transactions contemplated hereby and by the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The acquisition of the Debentures to be purchased by the Purchaser hereunder has been duly authorized by all necessary action on the part of the Purchaser. This Agreement has been duly executed and delivered by the Purchaser and constitutes the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to, or affecting generally the enforcement of, creditors rights and remedies or by other general principles of equity.

     (b)     Investment Intent.  The Purchaser is acquiring the Debentures to be
             -----------------
purchased by it hereunder, and will acquire the Underlying Shares relating to such Debentures, for its own account for investment purposes only and not with a view to or for distributing or reselling such Debentures or Underlying Shares or any part thereof or interest therein, without prejudice, however, to such Purchaser's right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Debentures or Underlying Shares in compliance with applicable federal and state securities laws.

     (c)     Purchaser  Status.  At  the  time  the  Purchaser  was  offered the
             -----------------
Debentures to be acquired by it hereunder, it was, at the date hereof it is and at the Post-Closing it will be an "accredited investor" as defined in Rule 501(a) under the Securities Act. Purchaser is a resident in the State of Colorado and no other jurisdiction.

     (d)     Experience  of  Purchaser.  The Purchaser, either alone or together
             -------------------------
with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of an investment in the Securities to be acquired by it hereunder, and has so evaluated the merits and risks of such investment.

     (e)     Ability  of Purchaser to Bear Risk of Investment.  The Purchaser is
             ------------------------------------------------
able to bear the economic risk of an investment in the Securities to be acquired by it hereunder and, at the pre-sent time, is able to afford a complete loss of such investment.

     (f)     Prohibited  Transactions.  The  securities  to  be  acquired by the
             ------------------------
Purchaser hereunder are not being acquired, directly or indirectly, with the assets of any "employee benefit plan," within the meaning of Section 3(3) of the Employment Retirement Income Security Act of 1974, as amended.

     (g)     Access  to  Information.  The Purchaser acknowledges receipt of the
             -----------------------
Disclosure Documents and further acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment in the Securities; and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment and to verify the accuracy and completeness of the information contained in the Disclosure Documents.

     (h)     Reliance.  The  Purchaser understands and acknowledges that (i) the
             --------
Debentures being offered and sold to it hereunder are being offered and sold without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act under Rule 504 of Regulation D under the Securities Act and (ii) the availability of such exemption depends in part on, and that the Company will rely upon the accuracy and truthfulness of, the foregoing representations and such Purchaser hereby consents to such reliance.
     The Company acknowledges and agrees that the Purchaser makes no representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.
                                                                ------------

                                   ARTICLE IV

                         OTHER AGREEMENTS OF THE PARTIES

     4.1     Manner  of  Offering.  The  Securities are being issued pursuant to
             --------------------
Rule 504 (b) of Regulation D of the Securities Act. The Securities will be exempt from restrictions on transfer, and will carry no restrictive legend with respect to the exemption from registration under the Securities Act. The Company will use its best efforts to insure that it takes no actions that would jeopardize the availability of the exemption from registration under Rule 504(b) for the Securities and, if for any reason such exemption becomes unavailable due to the Company's action or failure to act, the Company shall cause the

Securities  to  be  registered  under  the Securities Act as required by Section
                                                                         -------

     4.2     Furnishing of Information. As long as the Purchaser owns any of the
             ---------------------------
Securities,  and  unless  and  until  the  Securities are assumed by HWWI or the
Company becomes subject to the reporting requirements under Section 13(a) or 15(b) of the Exchange Act, the Company will promptly furnish to the Purchaser financial information similar to that required to be reported in annual and quarterly reports comparable to those required by Section 13(a) or 15(d) of the Exchange Act (the "Non-Public Filings").
                      -------------------

     4.3     Notice  of  Certain  Events.  The  Company  shall,  on a continuing
             ---------------------------
basis, as long as the Purchaser owns any of the Securities, (i) advise the Purchaser promptly after obtaining knowledge of, and, if requested by the
Purchaser,  confirm  such  advice  in  writing, of (A) the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of the Securities, for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority, or (B) any event that makes any statement of a material fact made by the Company in Section 3.1 or in the
                                                           -----------
Disclosure Documents untrue or that requires the making of any additions to or changes in Section 3.1 or in the Disclosure Documents in order to make the
             ------------
statements therein, in each case at the time such Disclosure Documents were delivered to the Purchaser and in the light of the circumstances under which they were made, not misleading, (ii) use its commercially reasonable best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption from qualification of the Securities under any state securities or Blue Sky laws, and (iii) if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Securities under any such laws, use its commercially reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

     4.4     Copies and Use of Disclosure Documents and Non-Public Filings.  The
             -------------------------------------------------------------
Company (or, following the Post-Closing, HWWI) shall furnish the Purchaser, without charge, as many copies of the Disclosure Documents and the Non-Public Filings and any amendments or supplements thereto as the Purchaser may reasonably request. The Company consents to the use of the Disclosure Documents and the Non-Public Filings and any amendments and supplements to any of them by the Purchaser in connection with resales of the Securities.

     4.5     Modification to Disclosure Documents. If any event shall occur as a
             ---------------------------------------
result of which, in the reasonable judgment of the Company or the Purchaser, it becomes necessary or advisable to amend or supplement any of the Disclosure Documents or the Non-Public Filings in order to make the statements therein, at the time such Disclosure Documents or the Non-Public Filings were delivered to the Purchaser and in the light of the circumstances under which they were made, not misleading, or if it becomes necessary to amend or supplement any of the Disclosure Documents or the Non-Public Filings to comply with applicable law, the Company shall as soon as practicable prepare an appropriate amendment or supplement to each such document in form and substance reasonably satisfactory to both the Purchaser and Company so that (i) as so amended or supplemented, each such document will not include an untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to the

Purchaser, not misleading and (ii) the Disclosure Documents and the Non-Public Filings will comply with applicable law in all material respects.

     4.6     Blue Sky Laws. The Company shall  cooperate  with  the Purchaser in
             ---------------
connection with the exemption from registration of the Securities under the securities or Blue Sky laws of such jurisdictions as the Purchaser may request; provided, however, that the Company shall be not required in connection
--------   -------
therewith to (a) qualify as a foreign corporation where they are not now so qualified, or (b) submit to taxation or general service of process in such jurisdiction. The Company agrees that it will execute all necessary documents and pay all necessary state filing or notice fees to enable the Company to sell the Securities to the Purchaser.

     4.7     Integration. The Company shall not and shall use its best efforts
             -----------
to ensure that no Affiliate shall sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchaser.

     4.8     Furnishing of Rule 144(c) Materials. The Company shall, for so long
             ------------------------------------
as any of the Securities remain outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, make available to any registered holder of the Securities ("Holder" or "Holders") in connection with any sale thereof and any prospective purchaser of such Securities from such Person, such information in accordance with Rule 144(c)(2) promulgated under the Securities Act as is required to sell the Securities under Rule 144 promulgated under the Securities Act.

     4.9     Solicitation  Materials.  The  Company  shall  not  (i)  distribute
             -----------------------
any offering materials in connection with the offering and sale of the Debentures or the Underlying Shares other than the Disclosure Documents and any amendments and supplements thereto prepared in compliance herewith or (ii) solicit any offer to buy or sell the Debentures or the Underlying Shares by means of any form of general solicitation or advertising.

     4.10     Subsequent Financial Statements.  (a) Until the Post-Closing Date,
              ---------------------------------
if not otherwise publicly available, upon the written request of Purchaser, the Company shall promptly furnish to the Purchaser a copy of all financial statements for any period subsequent to the period covered by the financial statements included in the Disclosure Documents until the full conversion of the Debentures.

     (b) After the Post-Closing Date, if not otherwise publicly available, upon written request of Purchaser, HWWI shall promptly furnish to the Purchaser a copy of all financial statements relating to HWWI for any period subsequent to the period covered by the financial statements included in the Disclosure Documents until the full conversion of the Debentures.

     4.11     Prohibition  on Certain Actions.  From the date hereof through the
              -------------------------------
Post-Closing Date, the Company shall not, without the prior written consent of the Purchaser, (i) amend its certificate or articles of incorporation, by-laws or other charter documents so as to adversely affect any rights of the Purchaser; (ii) split, combine or reclassify its outstanding capital stock;
(iii) declare, authorize, set aside or pay any dividend or other distribution with respect to the Common Stock; (iv) redeem, repurchase or offer to repurchase or other-wise acquire shares of its Common Stock; or (v) enter into any agreement with respect to any of the foregoing other than the Merger Agreement.

     4.12     Listing of Common Stock. Until the Post-Closing Date, if the
              --------------------------
Common Stock shall become listed on the OTCBB or on another exchange, the Company shall (a) use its commercially reasonable best efforts to maintain the listing of its Common Stock on the OTCBB or such other exchange on which the Common Stock is then listed until expiration of each of the periods during which the Debentures may be converted and (b) shall provide to the Purchaser evidence of such listing. After the Post-Closing Date, the references in this Section
4.12 to Company and Common Stock shall be deemed references to HWWI and the common stock of HWWI, respectively.

     4.13     Escrow.  The  Company  and  the Purchaser agree to execute and
              ------
deliver, simultaneously with the execution and delivery of this Agreement, the escrow agreement attached hereto and made part hereof as EXHIBIT F (the "Escrow
                                                          ---------       ------
Agreement"),  and  to  issue  into escrow (A) the certificates to be held by the
---------
Escrow Agent, registered in the name of the Purchaser and without any restrictive legend of any kind, pursuant to the terms of such escrow and (B) the Note.

     4.14     Conversion Procedures; Maintenance of Escrow Shares. (a) EXHIBIT E
              ----------------------------------------------------     ---------
attached hereto and made a part hereof sets forth the procedures with respect to the conversion of the Debentures, including the forms of Notice of Conversion to be provided upon conversion instructions as to the procedures for conversion and such other information and instructions as may be reasonably necessary to enable the Purchaser or its permitted transferee(s) to exercise the right of conversion smoothly and expeditiously.

     (b) The Company agrees that, at any time the conversion price of the Debentures is such that the number of Escrow Shares for the Debentures is less than 200% of the number of shares of Common Stock that would be needed to satisfy full conversion of all of such Debentures then outstanding, given the then  current  conversion  price  (the  "Full Conversion Shares"), upon five (5)
                                         ----------------------
Business Days written notice of such circumstance to the Company by the Purchaser and/or the Escrow Agent, the Company shall issue additional share certificates in the name of the Purchaser and/or its assigns in denominations specified by the Purchaser, and deliver same to the Escrow Agent, such that the new number of Escrow Shares with respect to the Debentures is equal to 200% of the Full Conversion Shares.

     4.15     Attorney-in-Fact.  To  effectuate the terms and provisions of this
              ----------------
Agreement, the Escrow Agreement and the Note, the Company hereby agrees to give a power of attorney as is evidenced by EXHIBIT G annexed hereto. All acts done
                                        ---------
under such power of attorney are hereby ratified and approved and neither the Attorney-in-Fact nor any designee or agent thereof shall be liable for any acts of commission or omission, for any error of judgment or for any mistake of fact or law, as long as the Attorney-in-Fact is operating within the scope of the power of attorney and this Agreement and its exhibits. The power of attorney, being coupled with an interest, shall be irrevocable while any of the Debentures remain unconverted or any portion of this Agreement or the Escrow Agreement remains unsatisfied. In addition, the Company shall give the Attorney-in-Fact resolutions executed by the Board of Directors of the Company which authorize transfers of the Debentures, future issuances of the Underlying Shares for the Debentures, and which resolutions state that they are irrevocable while any of the Debentures remain unconverted, or any portion of this Agreement or the Escrow Agreement remains unsatisfied.

     4.16     Indemnification.
              ---------------

     (a)     Indemnification

               (i) The Company shall, notwithstanding termination of this Agreement, indemnify and hold harmless the Purchaser and its officers, directors, agents, employees and affiliates, each Person who controls the Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (each such Person, a "Control Person") and the officers,
                                              ---------------
directors, agents, employees and affiliates of each such Control Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of, or relating to, a breach or breaches of
-------
any representation, warranty, covenant or agreement by the Company under this Agreement or any other Transaction Document.

               (ii) The Purchaser shall, notwithstanding termination of this Agreement, indemnify and hold harmless the Company, its officers, directors, agents and employees, each Control Person of the Company and the officers, directors, agents and employees of each Control Person, to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, arising out of, or relating to, a breach or breaches of any representation, warranty, covenant or agreement by the Purchaser under this Agreement or any other Transaction Documents.

     (b)     Conduct of Indemnification Proceedings.  If any Proceeding shall be
             --------------------------------------
brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party promptly shall notify the Person
     --------------
from  whom  indemnity  is  sought (the "Indemnifying Party") in writing, and the
                                        ------------------
Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

          An Indemnified Party shall have the right to employ separate counsel in any such] Proceeding and to participate in, but not control, the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impeded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified

Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the
Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of the claim against the Indemnified Party but will retain the right to control the overall Proceedings out of which the claim arose and such counsel employed by the Indemnified Party shall be reasonably acceptable to the Indemnifying Party and shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding, provided, however, the Indemnifying Party may
                                   --------  -------
settle or compromise any asserted liability without the consent of the Indemnitee so long as such settlement or compromise releases the Indemnitee and does not include any admission or statement of fault against the Indemnitee.
          All fees and expenses of the Indemnified Party to which the Indemnified Party is entitled hereunder (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party.
     No  right  of indemnification under this Section 4.16 shall be available as
                                                      ----
to a particular Indemnified Party if there is a non-appealable final judicial determination that such Losses arise solely or substantially out of the negligence or bad faith of such Indemnified Party in performing the obligations of such Indemnified Party under this Agreement or a breach by such Indemnified Party of its obligations under this Agreement.

     (c)     Contribution.  If a claim for indemnification under Section 4.16(a)
             ------------                                                ----
is unavailable to an Indemnified Party or is insufficient to hold such Indemnified Party harmless for any Losses in respect of which this Section 4.16
                                                                            ----
would  apply  by  its terms (other than by reason of exceptions provided in this
Section  4.16),  then  each  Indemnifying  Party,  in  lieu of indemnifying such
         ----
Indemnified  Party,  shall  contribute  to  the  amount  paid or payable by such
Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party on the one hand and the Indemnified Party on the other and the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether there was a judicial determination that such Losses arise in part out of the negligence or bad faith of the Indemnified Party in performing the obligations of such Indemnified Party under this Agreement or the Indemnified Party's breach of its obligations under this Agreement. The amount paid or payable by a party as a result of any Losses shall be deemed to include any attorneys' or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party.

     (d)     Non-Exclusivity.  The  indemnity  and  contribution  agreements
             ---------------
contained in this Section are in addition to any obligation or liability that the Indemnifying Parties may have to the Indemnified Parties.

     4.17     Exclusivity.  During  the  four  month  period  commencing  on the
              -----------
Post-Closing Date (the "Restriction Period"), (A) except for the First Debenture
                        ------------------
B, the Company and its Affiliates shall not issue or offer (i) any convertible security with a floating rate or a fixed conversion rate less than or equal to the Fixed Conversion Price in the First Debentures and (ii) any security issued pursuant to Rule 504 of Regulation D promulgated under the Securities Act and
(B) the Company and its Affiliates shall not offer any equity lines of credit. The Company may request that the restrictions in this Section 4.17 be waived. Except as specifically set forth above, the Company may engage in any other debt or equity financing during the Restriction Period.

     4.18     Purchaser's  Ownership of Common Stock.  In addition to and not in
              --------------------------------------
lieu of the limitations on conversion set forth in the Debentures, the conversion rights of the Purchaser set forth in the Debentures shall be limited, solely to the extent required, from time to time, such that, unless the Purchaser gives written notice 75 days in advance to the Company of the Purchaser's intention to exceed the Limitation on Conversion as defined herein, with respect to all or a specified amount of the Debentures and the corresponding number of the Underlying Shares in no instance shall the Purchaser (singularly, together with any Persons who in the determination of the Purchaser, together with the Purchaser, constitute a group as defined in Rule 13d-5 of the Exchange Act) be entitled to convert the Debentures to the extent such conversion would result in the Purchaser beneficially owning more than five percent (5%) of the outstanding shares of Common Stock of the Company. For these purposes, beneficial ownership shall be defined and calculated in accordance with Rule 13d-3, promulgated under the Exchange Act (the foregoing being herein referred to as the "Limitation on Conversion"); provided, however,
                                  ------------------------    --------  -------
that the Limitation on Conversion shall not apply to any forced or automatic conversion pursuant to this Agreement or the Debentures; and provided, further
                                                               --------  -------
that if the Purchaser shall have declared an Event of Default and, if a cure period is provided, the Company shall not have properly and fully cured such Event of Default within any such cure period, the provisions of this Section
4.18 shall be null and void from and after such date. The Company shall, promptly upon its receipt of a Notice of Conversion tendered by the Purchaser (or its sole designee) for the Debentures, as applicable, notify the Purchaser by telephone and by facsimile (the "Debenture Notice") of the number of shares
                                      ----------------
of Common Stock outstanding on such date and the number of Underlying Shares, which would be issuable to the Purchaser (or its sole designee, as the case may be) if the conversion requested in such Notice of Conversion were effected in full and the number of shares of Common Stock outstanding giving full effect to such conversion whereupon, in accordance with the Debentures, notwithstanding anything to the contrary set forth in the Debentures, the Purchaser may, by notice to the Company within one (1) Business Day of its receipt of the Debenture Notice by facsimile, revoke such conversion to the extent (in whole or in part) that such Purchaser determines that such conversion would result in the ownership by such Purchaser of shares of Common Stock in excess of the Limitation on Conversion. The Debenture Notice shall begin the 75 day advance notice required in this Section 4.18.

4.19     Purchaser's  Rights  if  Trading  in Common Stock is Suspended.  If the
         --------------------------------------------------------------
Common Stock is listed on any exchange, then at any time after the Post-Closing if trading in the shares of the Common Stock is suspended (and not reinstated within ten (10) Trading Days) on such stock exchange or market upon which the
Common Stock is then listed for trading (other than as a result of the suspension of trading in securities on such market generally or temporary suspensions pending the release of material information), or the Common Stock is delisted from the OTCBB (and not reinstated within ten (10) Trading Days), then, at the option of the Purchaser exercisable by giving written notice to the Company (the "Redemption Notice"), the Company shall redeem, as applicable, all
               -----------------
of the Debentures and Underlying Shares owned by such Purchaser within seven (7) Business Days at an aggregate purchase price equal to the sum of:

               (i) the product of (1) the average Per Share Market Value for the five (5) Trading Days immediately preceding (a) the date of the Redemption Notice, (b) the date of payment in full of the repurchase price under this
Section  4.19  recalculated  as  of  such  payment date, or (c) the day when the
------------
Common Stock was suspended, delisted or deleted from trading, whichever is greater, multiplied by (2) the aggregate number of Underlying Shares then held and owned by such Purchaser;

               (ii) the greater of (A) the outstanding principal amount and accrued and unpaid interest on the Debentures owned by such Purchaser and (B) the product of (1) the average Per Share Market Value for the five (5) Trading Days immediately preceding (a) the date of the Redemption Notice, (b) the date of payment in full of the repurchase price under this Section 4.19 recalculated
                                                      ------------
as of such payment date, or (c) the day when the Common Stock was suspended, delisted or deleted from trading, whichever is greater, and (2) the aggregate number of Underlying Shares issuable upon the conversion of the outstanding
Debentures then held and owned by the Purchaser utilizing the conversion procedures contained in the Debentures (without taking into account the Limitation on Conversion described in Section 4.18 hereof); and

               (iii) interest on such amounts set forth in (i) and (ii) above accruing from the seventh (7th) Business Day after the date of the Redemption Notice until the repurchase price under this Section 4.19 is paid in full, at the rate of fifteen percent (15%) per annum;
provided,  however,  if  either  of  the  Note have not been paid in full by the
--------   -------
Purchaser to the Company (whether or not it is otherwise then due or payable by its terms), (i) any payments from the Company to the Purchaser pursuant to this
Section 4.19 will be offset by the principal amount of the Note then not paid in full and (ii) "Debentures" shall specifically refer to First Debenture A, First Debenture B and the Second Debenture.

     4.20     No  Violation of Applicable Law.  Notwithstanding any provision of
              -------------------------------
this Agreement to the contrary, if the redemption of the Debentures or the Underlying Shares otherwise required under this Agreement or the Debentures would be prohibited by the relevant provisions of Delaware law, such redemption shall be effected as soon as it is permitted under such law; provided, however,
                                                              --------  -------
that interest payable by the Company with respect to any such redemption shall accrue in accordance with Section 4.19.
                              -------------

     4.21     Redemption Restrictions. Notwithstanding any provision  of  this
              ------------------------
Agreement to the contrary, if any redemption of the Debentures or the Underlying Shares otherwise required under this Agreement or the Debentures would be prohibited in the absence of consent from any lender to the Company, or by the holders of any class of securities of the Company, the Company shall use its best efforts to obtain such consent as promptly as practicable after any such redemption is required. Interest payable by the Company with respect to any such redemption shall accrue in accordance with Section 4.19 until such consent
                                                 ------------
is  obtained.  Nothing  contained  in  this Section 4.21 shall be construed as a
                                            ------------
waiver by the Purchaser of any rights it may have by virtue of any breach of any representation or warranty of the Company herein as to the absence of any requirement to obtain any such consent.

     4.22     No Other Registration Rights.  During the period commencing on the
              ----------------------------
date hereof and ending on the Post-Closing Date, the Company shall not file any registration statement that provides for the registration of shares of Common Stock to be sold by security holders of the Company, other than the Purchaser and/or its respective Affiliates or assigns, without the prior written consent of the Purchaser or its assigns, provided, however, that the limitation on the right to file registration statements contained in this Section 4.22 shall not
                                                          ------------
apply to registration statements relating solely to (i) employee benefit plans, notwithstanding the inclusion of a resale prospectus for securities received under any such employee benefit plan, or (ii) business combinations not otherwise prohibited by the terms of this Agreement or the other Transaction Documents. This registration restriction is in addition to the Company's registration restrictions set forth in Section 4.24.
                                            -------------

     4.23     Merger  or Consolidation.  Until the earlier of (a) the full
              ------------------------
conversion of the Debentures and (b) the Maturity Date of the Debentures (as that term is defined in the Debentures), the Company will not, in a single transaction or a series of related transactions (other than the Merger), (i) consolidate with or merge with or into any other Person, or (ii) permit any other Person to consolidate with or merge into it, unless (w) either (A) the Company shall be the survivor of such merger or consolidation or (B) the surviving Person shall expressly assume by supplemental agreement all of the obligations of the Company under the Debentures, this Agreement and the other Transaction Documents; (x) immediately before and immediately after giving effect to such transactions (including any indebtedness incurred or anticipated to be incurred in connection with the transactions), no Event of Default shall have occurred and be continuing; (y) if the Company is not the surviving entity, such surviving entity's common shares will be listed on either The New York Stock Exchange, American Stock Exchange, Nasdaq National Market or Nasdaq SmallCap Market, or the OTCBB on or prior to the closing of such transaction(s) and (z) the Company shall have delivered to the Purchaser an officer's certificate and opinion of counsel, each stating that such consolidation, merger (other than the Merger) or transfer complies with this Agreement, that the agreements relating to such transaction(s) provide that the surviving Person agrees to be bound by this Agreement and that all conditions precedent in this Agreement relating to such transaction(s) have been satisfied.

     4.24     Registration of Escrow Shares. (a) So long as the Purchaser and/or
              -----------------------------
its assigns owns any of the Securities and the Underlying Shares would not be freely transferable without registration, the Company agrees not to file a registration statement with the SEC without Purchaser's express written consent, other than on Form 10, Form S-4 (except for a public reoffering or resale) or Form S-8 without first having registered (or simultaneous registering) the Registrable Securities for resale under the Securities Act and in such states of the United States as the holders thereof shall reasonably request.

     (b) If the Company shall propose to file with the SEC any registration statement other than a Form 10, Form S-4 (except for a public reoffering or resale) or Form S-8 which would cause, or have the effect of causing, the Company to become a Reporting Issuer or to take any other action, other than the sale of the Debentures to the Purchaser hereunder, the effect of which would be to cause the Underlying Shares to be restricted securities (as such term is defined in Rule 144 promulgated under the Securities Act), the Company agrees to give written notification of such to the holders of the Securities at least two weeks prior to such filing or taking of the proposed action. If any of the Securities are then outstanding, the Company agrees to include in such registration statement the Registrable Securities unless the Underlying Shares would be freely transferable upon conversion of the Debentures without such registration, so as to permit the public resale thereof.

     If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company will so advise the holders of the Securities. In such event, these registration rights shall be conditioned upon such holder's participation in such underwriting and the inclusion of such holder's Registrable Securities in the underwriting to the extent provided herein. All holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter selected by the Company. In the event that the lead or managing underwriter in its good faith judgment determines that material adverse market factors require a limitation on the number of shares to be underwritten, the underwriter may limit the number of Registrable Securities. In such event, the Company shall so advise all holders of securities requesting registration, and the number of shares of the Registrable Securities that are entitled to be included in the registration and underwriting shall be allocated pro rata among all holders and other participants, including the Company, in proportion, as nearly as practicable, to the respective amounts of Registrable Securities and other securities which they had requested to be included in such registration statement at the time of filing the registration statement. If any holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter, provided such notice is delivered within sixty (60) days of full disclosure of such terms to such holder, without thereby affecting the right of such holder to participate in subsequent offerings hereunder.

     (c) Notwithstanding the foregoing, if the Company for any reason shall have taken any action, other than the sale of the Debentures to the Purchaser hereunder, the effect of which would be to cause the Registrable Securities to be restricted securities (as such term is defined in Rule 144 promulgated under the Securities Act), the Company agrees to use its best efforts to file a registration statement with the SEC and use its best efforts to have such registration statement declared effective by the SEC which would permit the public resale of the Registrable Securities under the Securities Act and in such states of the United States as the holders thereof shall reasonably request.

     (d)  The  Company agrees to keep any registration required pursuant to this
Section  4.24  continuously  effective  under  the  Securities Act and with such
 ------------
states of the United States as the holders of the Registrable Securities shall reasonably request until the earlier of (i) the date on which all of the Registrable Securities covered by any such registration have been sold, (ii) two
(2) years from the effective date of any such registration, or (iii) the date on which all of the Registrable Securities may be sold without restriction pursuant to Rule 144 of the Securities Act. All costs and expenses of any such registration and related Blue Sky filings and maintaining continuous effectiveness of such registration and filings shall be borne by the Company, other than underwriters and brokers, fees and commissions.

     (e) The Escrow Shares shall be registered by the Company under the Securities Act if required by Section 4.29 and subject to the conditions stated therein.

     (f) Each holder of Registrable Securities agrees to cooperate and assist the Company in preparing and filing any registration statement required to be filed pursuant to this Agreement, including, without limitation, providing the Company with such information about the holder and answering such questions as deemed reasonably necessary by the Company in order to complete such registration statement. Until such time as the Company is no longer required to keep the registration statement effective, each holder of Registrable Securities agrees to immediately notify the Company of any change to the information provided to the Company in connection with the preparation or maintenance of the registration statement, and each such holder agrees to certify to the accuracy and completeness of all information provided by it to the Company or its representatives in connection with such registration statement.

     4.25     Liquidated  Damages.  The  Company  understands  and agrees that a
              -------------------
breach by the Company of Section 4.1, Section 4.24, Section 4.29, Section 4.30 or an Event of Default as contained in this Agreement and/or any other Transaction Document will result in substantial economic loss to the Purchaser, which loss will be extremely difficult to calculate with precision. Therefore, if, for any reason the Company breaches Sections 4.1, Section 4.24, Section 4.29, Section 4.30 or fails to cure any Event of Default under Section 5.1 (a)
(iii), (v), (vi) and (viii) within the time, if any, given to cure such Event of Default, as compensation and liquidated damages for such breach or default, and not as a penalty, the Company agrees to pay the Purchaser an amount equal to the Purchase Price and the Purchaser, upon receipt of such payment, shall return any unconverted Debentures to the Company. The Company shall, upon demand, pay the Purchaser such liquidated damages by wire transfer of immediately available funds to an account designated by the Purchaser. Nothing herein shall limit the right of the Purchaser to pursue actual damages (less the amount of any liquidated damages received pursuant to the foregoing) for the Company's breach of Section 4.1, Section 4.24, Section 4.29, Section 4.30 or failure to cure an Event of Default under Section 5.1 (a) (iii) (v) (vi) and (viii), consistent with the terms of this Agreement. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS, THE COMPANY'S OBLIGATIONS UNDER THIS SECTION SHALL SURVIVE ANY TERMINATION OF THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS.


     4.26     Short  Sales.  The  Purchaser  agrees  it  will not enter into any
              ------------
Short Sales (as hereinafter defined) until the earlier to occur of the date that the Purchaser no longer owns the Debentures and the Maturity Date. For purpose hereof, a "Short Sale" shall mean a sale of Common Stock by the Purchaser that
             ----------
is marked as a short sale and that is made at a time when there is no equivalent offsetting long position in the Common Stock by the Purchaser. For the purposes of determining whether there is an equivalent offsetting long position in the Common Stock held by the Purchaser, shares of Common Stock issuable upon conversion of the Debentures shall be deemed to be held long by the Purchaser with respect to the Underlying Shares for which a Notice of Conversion is delivered within two (2) Trading Days following the Trading Day that such Short Sale is entered into.

     4.27     Fees.  The  Company  will  pay  the following fees and expenses in
              ----
connection with the transactions contemplated hereby: (a) a finder's fee in an amount equal to ten percent (10%) of the Purchase Price to GEM Advisors, Inc. (the "Advisory Fee"), (b) to G&P (i) legal fees for document production in the
       -------------
amount of $20,000 and (ii) all reasonable out-of-pocket expenses incurred in connection with such document production and (c) to the Escrow Agent, $5,000 for the escrow agent fee. HWWI has already paid $20,000 to G&P. Unless paid prior, all fees and expenses will be paid at Post-Closing and the Company and the Purchaser hereby authorize and direct the Escrow Agent to deduct such fees and expenses directly from escrow prior to distributing any funds to the Company. Except with respect to the fees set forth in part (b) of this Section 4.27 and
                                                                ------------
except as otherwise set forth in the Retainer Agreement, all fees and expenses shall be paid regardless of whether the transactions contemplated hereby are closed or otherwise completed. Except for the $20,000 already paid to G&P, all fees to be paid hereunder shall have no offsets, are non-refundable and non-cancelable.

     4.28     First Debenture B and Note B.  Notwithstanding  anything contained
              ---------------------------------
herein, in the Debentures, or in the Note B to the contrary, the First Debenture B shall not accrue interest, shall not be convertible, and shall not be subject to repayment by the Company at its maturity, and the Note B shall not be due and payable and shall not be deemed part of the "Purchase Price" for purposes of
Section  4.25  hereof,  unless  and  until:

               (i) the closing bid price per share of the common stock of HWWI having been at or above the Fixed Conversion Price (as defined in the First Debenture A) (the "Initial Fixed Conversion Price") for thirty (30) consecutive
                    ------------------------------
Trading Days at any time from the date hereof until the Maturity Date (as defined in the First Debenture B); and

               (ii) the number of Escrow Shares for the aggregate principal amount of the Debentures then outstanding and First Debenture B is at least 200% of the number of shares of common stock of HWWI that would be needed to satisfy full conversion of all such unconverted Debentures, provided,  however,  that if subparagraph (i) is satisfied and subparagraph (ii)
--------   -------
is not, HWWI shall increase in accordance with Section 4.14, the number of Escrow Shares to cover 200% of the number of shares of common stock of HWWI that would be needed to satisfy full conversion of all of such Debenture; provided,
                                                                       --------
further,  that,  notwithstanding  the foregoing, the First Debenture B shall not
 ------
accrue interest, shall not be convertible, and shall not be subject to repayment by the Company at its maturity, and the Note B shall not be deemed part of the "Purchase Price" for purposes of Section 4.25 hereof, unless and until the Note B is paid in full by the Purchaser or its successors and assigns.

     4.29     Changes  to  Federal  and  State  Securities Laws.   If any of the
              -------------------------------------------------
Securities require registration with or approval of any governmental authority under any federal (including but not limited to the Securities Act or similar federal statute then in force) or state law, or listing on any national securities exchange, before they may be resold or transferred without any restrictions on their resale or transfer for reasons including, but not limited to, a material change in Rule 504 of Regulation D promulgated under the Securities Act or a change to the exemption for sales made to Accredited Investors in the state in which the Purchaser resides, the Company will, at its expense, (a) as expeditiously as possible cause the Registrable Securities to be duly registered or approved or listed on the relevant national securities exchange, as the case may be, and (b) keep such registration, approval or listing, as the case may be, continuously effective until the earlier of (i) the date on which all of the Registrable Securities have been sold, (ii) two (2) years from the effective date of any such registration, or (iii) the date on which all of the Securities may be sold without restriction pursuant to Rule 144 of the Securities Act; subject to the terms and limitations set forth in section
4.24. The Registrable Securities shall be registered by the Company under the Securities Act if required by Section 4.24 and subject to the conditions stated therein.

     4.30     Merger Agreement.  Immediately upon the Effective Date, all of the
              ----------------
transactions  contemplated  by  the Merger Agreement annexed hereto as EXHIBIT C
                                                                       ---------
shall  be  consummated  in  accordance  with  the  terms  thereof.

     4.31     Future  Financing.     If,  at  any time any of the Debentures are
              -----------------
outstanding, the Company, or its successors in interest due to mergers, consolidations and/or acquisitions (the "Successors-in-Interest"), is funded an
                                          ----------------------
amount equal to or exceeding Five Million United States Dollars ($5,000,000), the Company or the Successors-in-Interest, as the case may be, agrees to pay the Purchaser an amount equal to One Hundred Fifty Percent (150%) of the then outstanding Debentures (the "Lump Sum Payment"). Upon the Purchaser's receipt
                               ----------------
of the Lump Sum Payment, any and all remaining obligations then outstanding between the Company or the Successors-in-Interest, as the case may be, and Purchaser in connection with this Agreement and the Debentures shall be deem satisfied, and the Agreement and the Debentures shall be terminated. This provision shall survive both Closing and Post-Closing.

     4.32     Applicability  of  Agreements  after  Post-Closing.     At  the
              ---------------------------------------------------
Effective Date or upon the consummation of any other merger or other transaction pursuant to which the Company's obligations under the Debentures are assumed by another party (whether or not such assumption is joint and several), the Company shall be released from, and have no further obligation pursuant to Sections 4.1 through 4.6, 4.8, 4.10, 4.12, 4.14, 4.16 through 4.27, 4.29 and 4.33 hereof, and any reference to the Company in such sections shall instead be deemed to refer solely to the party that assumes the Debentures.

     4.33     Company's  Right  of  Redemption.  In addition to any right of the
              --------------------------------
Company to redeem any unconverted amount of the Debentures, in whole or in parts set forth in this Agreement, the Company shall have any redemption right set forth in the Debentures.

                                    ARTICLE V

                                   TERMINATION

     5.1     Termination  by the Company or the Purchaser.  This Agreement shall
             --------------------------------------------
be terminated as follows upon the occurrence of any of the following events (each an "Event of Default"):

     (a)     Automatically  terminated  prior  to  Post-Closing  if:

               (i) there shall be in effect any statute, rule, law or regulation, including an amendment to Regulation D or an interpretive release promulgated or issued thereunder, that prohibits the consummation of the Post-Closing or if the consummation of the Post-Closing would violate any non-appealable final judgment, order, decree, ruling or injunction of any court of or governmental authority having competent jurisdiction;

               (ii) the Post-Closing shall not have occurred by the Post-Closing Date through no fault of the Company;

               (iii) the common stock of HWWI is not registered under Section 12 of the Exchange Act;

               (iv)  HWWI  is  not  current  in  its reporting obligations under
Section  13  or  15(d)  of  the  Exchange  Act;

               (v) an event occurs prior to the Post-Closing requiring HWWI to report such event to the SEC on Form 8-K and not otherwise set forth in SCHEDULE 5.1, provided, however, such event shall only include the following items under Form 8-K: Item 1; Item 2 to the extent that any event is reported under Item 2 that involves a change in the nature of HWWI's business; Item 3; Item 4
(provided further, that as to Item 4, only if the event requires disclosure under Item 304 (a)(1)(iv) or under Regulation S-K); Item 9; or Item 12; (vi) the Company causes the Post-Closing to not occur by the Post-Closing Date;

               (vii) trading in the common stock of HWWI has been suspended, delisted, or otherwise ceased by the Commission or the NASD or other exchange or the Nasdaq (whether the National Market or otherwise), except for (a) any suspension of trading of limited duration solely to permit dissemination of material information regarding HWWI, and not reinstated within ten (10) Trading Days and (b) any general suspension of trading for all companies trading on such exchange or market or OTCBB; or

               (viii) the Company fails to deliver or cause to be delivered the Debentures and Escrow Shares as required by and by the date set forth in Section
2.2  hereof.

     (b) Prior to Post-Closing by the Purchaser, by giving written notice of such termination to the Company, if the Company has materially breached any representation, warranty, covenant or agreement contained in this Agreement or the other Transaction Documents and such breach is not cured within five (5) Business Days following receipt by the Company of notice of such breach.

     (c) Prior to Post-Closing by the Company, by giving written notice of such termination to the Purchaser, if the Purchaser has materially breached any representation, warranty, covenant or agreement contained in this Agreement or the other Transaction Documents and such breach is not cured within five (5) Business Days following receipt by the Purchaser of notice of such breach.

     5.2     Remedies.  Notwithstanding  anything  else  contained herein to the
             --------
contrary, if an Event of Default has occurred pursuant to Section 5.1, and only with respect to Section 5.1(b) has not been cured within the cure period provided for therein, the defaulting party shall be deemed in default hereof and the non-defaulting party shall be entitled to pursue all available rights without further notice. The defaulting party shall pay all attorney's fees and costs incurred in enforcing this Agreement and the other Transaction Documents. In addition, all unpaid amounts shall accrue interest at a rate of 15% per annum.
                                   ARTICLE VI

                      LEGAL FEES AND DEFAULT INTEREST RATE

     In the event any party hereto commences legal action to enforce its rights under this Agreement or any other Transaction Document, the non-prevailing party shall pay all reasonable costs and expenses (including but not limited to reasonable attorney's fees, accountant's fees, appraiser's fees and investigative fees) incurred in enforcing such rights. In the event of an uncured Event of Default by any party hereunder, interest shall accrue on all unpaid amounts due the aggrieved party at the rate of 15% per annum, compounded annually.
                                   ARTICLE VII

                                  MISCELLANEOUS

     7.1     Fees  and  Expenses.  Except  as  set  forth in this Agreement each
             -------------------
party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay the fees of $5,000 to the Escrow Agent as set forth in Section 4.27 hereto and all stamp and similar taxes and duties levied in connection with the issuance of the Debentures (and, upon conversion, the Underlying Shares) pursuant hereto. The Purchaser shall be responsible for any taxes (other than income taxes) payable by the Purchaser that may arise as a result of the investment hereunder or the transactions contemplated by this Agreement or any other Transaction Document. Whether or not the transactions contemplated hereby and thereby are consummated or this Agreement is terminated. The Company shall pay (i) all costs, expenses, fees and all taxes incident to and in connection with: (A) the preparation, printing and distribution of any registration statement required hereunder and all amendments and supplements thereto (including, without limitation, financial statements and exhibits), and all preliminary and final Blue Sky memoranda and all other agreements, memoranda, correspondence and other documents prepared and delivered in connection herewith, (B) the issuance and delivery of the Securities, (C) the exemption from registration of the Securities for offer and sale to the Purchaser under the securities or Blue Sky laws of the applicable jurisdiction,
(D) furnishing such copies of any registration statement required hereunder, the preliminary and final prospectuses and all amendments and supplements thereto, as may reasonably be requested for use in connection with resales of the Securities, and (E) the preparation of certificates for the Securities (including, without limitation, printing and engraving thereof), (ii) all fees and expenses of counsel and accountants of the Company and (iii) all expenses and fees of listing on securities exchanges, if any.

     7.2     Entire Agreement; Amendments.  This Agreement, together with all of
             -----------------------------
the Exhibits and Schedules annexed hereto, and any other Transaction Document contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters. This Agreement shall be deemed to have been drafted and negotiated by both parties hereto and no presumptions as to interpretation, construction or enforceability shall be made by or against either party in such regard.

     7.3     Notices. Any notice, request, demand, waiver, consent, approval, or
             -------
other communication which is required or permitted to be given to any party hereunder shall be in writing and shall be deemed to have been duly given only if delivered to the party personally or sent to the party by facsimile upon electronic confirmation and receipt (promptly followed by a hard-copy delivered in accordance with this Section 7.3) or three days after being mailed by registered or certified mail (return receipt requested), with postage and registration or if sent by nationally recognized overnight courier, one day after being mailed certification fees thereon prepaid, addressed to the party at its address set forth below:

               If  to  the  Company,:  OS  MXM,  Inc.
               Prior  to  the  Post-  24351  Pasto  Road,  Suite  B
               Closing  Date:  Dana  Point,  CA  92629
               Attn:  Jehu  Hand,  President
               Tel:  (949)  489-2400
               Fax:  (949)  489-0034

               If  to  Company,
               after  the  Post-Closing
               Date:  OS  MXM,  Inc.
               c/o  Heritage  Worldwide,  Inc.
               210  South  Fourth  Avenue
               Phoenix,  AZ  85003
               Tel:  [              ]
               Fax:  [              ]

               With  a  copy  to:  Gottbetter  &  Partners,  LLP

               488  Madison  Avenue
               New  York,  NY  10022
               Attn:  Adam  S.  Gottbetter,  Esq.
               Tel:  (212)  400-6900
               Fax:  (212)  400-6901

               If to the Purchaser: See SCHEDULE 1 attached hereto With copies to: Gottbetter & Partners, LLP
               488  Madison  Avenue
               New  York,  NY  10022
               Attn:  Adam  S.  Gottbetter,  Esq.
               Tel:  (212)  400-6900
               Fax:  (212)  400-6901

               If  to  Escrow  Agent:  Gottbetter  &  Partners,  LLP
               488  Madison  Avenue
               New  York,  NY  10022
               Attn:  Adam  S.  Gottbetter,  Esq.
               Tel:  (212)  400-6900
               Fax:  (212)  400-6901

or such other address as may be designated hereafter by notice given pursuant to the terms of this Section 7.3.
                      ------------

     7.4     Amendments;  Waivers.  No provision of this Agreement may be waived
             --------------------
or amended except in a written instrument signed, in the case of an amendment, by both the Company and the Purchaser, or, in the case of a waiver, by the party against whom enforce-ment of any such waiver is sought. No waiver of any default with respect to any provision, condition or require-ment of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     7.5     Headings. The headings herein are for  convenience  only,  do  not
             --------
constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

7.6     Successors  and Assigns.  This Agreement shall be binding upon and inure
        -----------------------
to the benefit of the parties and their respective successors and permitted assigns. This Agreement and any of the rights, interests or obligations hereunder may be assigned by the Purchaser to an accredited investor without the consent of the Company as long as such assignee agrees to be bound by this Agreement. This Agreement and any of the rights, interests or obligations hereunder may not be assigned by the Company without the prior written consent of the Purchaser. It is agreed that the Company may assign all of the rights, interests and obligations hereunder to HWWI pursuant to the Merger Agreement.

     7.7     No Third Party Beneficiaries. This Agreement is  intended  for the
             ----------------------------
benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     7.8     Governing  Law;  Venue;  Service  of  Process.  The  parties hereto
             ---------------------------------------------
acknowledge that the transactions contemplated by this Agreement and the exhibits hereto bear a reasonable relation to the State of New York. The parties hereto agree that the internal laws of the State of New York shall govern this Agreement and the exhibits hereto, including, but not limited to, all issues related to usury. Any action to enforce the terms of this Agreement or any of its exhibits shall be brought exclusively in the state and/or federal courts situated in the County and State of New York. Service of process in any action by the Purchaser to enforce the terms of this Agreement may be made by serving a copy of the summons and complaint, in addition to any other relevant documents, by commercial overnight courier to the Company at its principal address set forth in this Agreement.

     7.9     Survival. The agreements and  covenants  of  the parties contained
             --------
in Article IV and this Article VII shall survive the Post-Closing (or any earlier termination of this Agreement).

     7.10     Counterpart  Signatures.  This Agreement may be executed in two or
              -----------------------
more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

     7.11     Publicity.  The Company and the Purchaser shall consult with each
              ---------
other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, unless counsel for the disclosing party deems such public statement to be required by applicable federal and/or state securities laws. Except as otherwise required by applicable law or regulation, the Company will not disclose to any third party the names of the Purchaser.

     7.12     Severability. In case any one or  more  of  the provisions of this
              ------------
Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

     7.13     Limitation  of  Remedies. With respect to claims by the Company or
              ------------------------
the Purchaser or any person acting by or through the Company or the Purchaser for remedies at law or at equity relating to or arising out of a breach of this Agreement, liability, if any, shall, in no event, include loss of profits or incidental, indirect, exemplary, punitive, special or consequential damages of any kind.

     7.14     Omnibus  Provision.  Anything  contained  herein  or  in the other
              ------------------
Transaction Documents notwithstanding, in the event that the Common Stock shall become listed on the American Stock Exchange and subsequently ceases to be listed for trading on the American Stock Exchange, then any reference thereto in this Agreement or the other Transaction Documents shall be deemed to be a reference to (a) the principal national securities exchange on which the Common Stock is then listed or admitted to trading, or (b) if the Common Stock is not then listed or admitted to trading on any national securities exchange, Nasdaq, or (c) if the Common Stock is not then listed or admitted to trading on Nasdaq, OTCBB, or (d) if the Common Stock is not then listed or admitted to trading on OTCBB, then the over-the-counter market reported by the Pinksheets LLC (or similar organization or agency succeeding to its functions of reporting prices).

                            [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first indicated above.

                                          Company:

                                          OS  MXM,  INC.


                                          By:     ________________________
                                                  Name:  Jehu  Hand
                                                  Title: Chief Executive Officer



                                          Purchaser:

                                          HEM MUTUAL ASSURANCE LLC

                                          By:     ________________________
                                                  Name:     Pierce  Loughran
                                                  Title:     Manager

                                   Schedule 1

                                  Purchaser(s)
                                  ------------


   Name and Address of Purchaser     Full Amount of Debentures to be Purchased
   -----------------------------     -----------------------------------------
   HEM  Mutual  Assurance  LLC
   One Tabor Center                  $1,000,000
   1200 17th Street
   Suite 1000
   Denver, CO  80202

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